ALGER CHINA-US GROWTH FUND (Prospectus Summary): | ALGER CHINA-US GROWTH FUND
ALGER CHINA-U.S. GROWTH FUND

Supplement Dated October 1, 2011 to the
Prospectus Dated March 1, 2011
As supplemented to date

The following replaces the first full paragraph on page 139 of the Prospectus:

While the Fund will concentrate its investments in the securities of companies economically tied to either China or the U.S., such companies may be organized under the laws of other countries, such as Canada, European countries, or other Asian countries. The Fund's investment adviser, Fred Alger Management, Inc., directs its attention primarily to identifying and investing in the equity securities of companies that it believes will benefit from China's economic development and growth. The Fund will normally invest primarily in the U.S. and Chinese securities markets.